UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2006

Lone Star Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15660 North Dallas Parkway,
Suite 500
Dallas, Texas  75248
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (972) 770-6401

Not applicable

(Former name or former address, if changed since last report)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement

On June 1, 2006, Lone Star Technologies, Inc. (“Lone Star”) issued a press release (the “Press Release”) announcing that on June 1, 2006, Lone Star redeemed its $150 million of outstanding 9.00% Senior Subordinated Notes due 2011 (the “Notes”). The redemption effectively terminated the Indenture dated as of May 29, 2001 relating to the Notes among Lone Star, certain subsidiary guarantors and Wells Fargo Bank Minnesota, N.A., as trustee.

The foregoing is qualified by reference to the Press Release, which is filed as Exhibit 99.1 to this Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)                                  Financial Statements of Business Acquired.

Not applicable.

(b)                                  Pro Forma Financial Information.

Not applicable.

(c)                                  Shell Company Transactions.

Not applicable.

(d)                                  Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release of Lone Star dated June 1, 2006 announcing that Lone Star redeemed the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

By:	/s/ Robert F. Spears
Robert F. Spears,
Vice President, General Counsel and Secretary

Date:   June 1, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release of Lone Star dated June 1, 2006 announcing that Lone Star redeemed the Notes.